UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

NEENAH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32240	20-1308307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3460 Preston Ridge Road, Suite 600

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 566-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	NP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Neenah, Inc. (“Neenah”) has received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), regarding a blackout period under the Neenah, Inc. 401(k) Retirement Plan (the “Plan”). The blackout period for the Plan is being implemented in connection with the anticipated closing of the previously-announced merger (the “Merger”) of Samurai Warrior Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Schweitzer-Mauduit International, Inc. (“SWM”), with and into Neenah with Neenah surviving the Merger as a wholly owned subsidiary of SWM, pursuant to an Agreement and Plan of Merger, dated as of March 28, 2022 (the “Merger Agreement”).

The consummation of the Merger remains subject to regulatory approvals and the satisfaction of customary closing conditions set forth in the Merger Agreement.

The blackout period is required to facilitate the conversion and exchange of shares of Neenah common stock invested in the Neenah, Inc. Stock Fund into shares of SWM common stock in connection with the Merger, as well as to establish a new SWM Stock Fund. Participants in the Plan have been advised that at 4:00 pm Eastern Time on June 27, 2022, the Stock Fund will be restricted from all transactions under the Plan. The blackout period is expected to last until the week of July 25, 2022. The duration of the blackout period could change or be extended. During the blackout period, participants in the Plan will be unable to make new contributions to, transfer out of, request a loan or receive distributions from the Neenah, Inc. Stock Fund. Participants may continue to make exchanges or investment transactions involving other investment options in the Plan (other than the Neenah, Inc. Stock Fund) during the blackout period.

As a result of the foregoing, on July 1, 2022, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR as promulgated by the Securities and Exchange Commission, Neenah sent a separate notice (the “Notice”) to its directors and executive officers, informing them of the blackout period and certain trading prohibitions that they will be subject to during the blackout period with respect to shares of Neenah common stock. A copy of such notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Directors and executive officers of Neenah were already subject to a general trading prohibition in connection with the Merger and routine quarterly restricted period.

During the blackout period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period. This information is available (1) prior to the closing of the Merger by contacting the Vice President, Deputy General Counsel and Assistant Secretary of Neenah at 3460 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005, Attention: Legal (678) 566-6500 and (2) after the closing of the Merger by contacting the Chief Legal Officer, Secretary and Chief Compliance Officer of SWM at 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022, Attention: Legal (800) 514-0186.

Cautionary Note Regarding Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which SWM and Neenah operate and beliefs of and assumptions made by SWM management and Neenah management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of SWM, Neenah or the combined company. Words such as “believes,” “anticipates,” “expects,” “assumes,” “outlook,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of SWM or Neenah or their respective management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in SWM’s and Neenah’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of SWM and Neenah to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SWM, Neenah or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; difficulties and delays in integrating SWM and Neenah businesses; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; business disruptions from the proposed merger that will harm SWM’s or Neenah’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, including as it relates to SWM’s or Neenah’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the substantial indebtedness SWM expects to incur and assume in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that SWM may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Neenah’s operations with those of SWM; failing to comply with the applicable laws or legal or regulatory developments; inflation, currency and interest rate fluctuations; the ability of SWM or Neenah to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the duration and effects of the COVID-19 pandemic, general economic and business conditions, particularly in the context of the COVID-19 pandemic; increases in maintenance and operating costs; security threats; reliance on technology and related cybersecurity risk; trade restrictions or other changes to international trade arrangements; transportation of hazardous materials; various events which could disrupt operations, including geopolitical events, wars, conflicts, illegal blockades of rail networks, and natural events such as severe weather, droughts, fires, floods and earthquakes; climate change; labor negotiations and disruptions; environmental claims; uncertainties of investigations, proceedings or other types of claims and litigation; risks and liabilities arising from train derailments; timing and completion of capital programs; uncertainty as to the long-term value of the common stock of SWM following the merger, including the dilution caused by SWM’s issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which SWM and Neenah operate; and events beyond SWM’s or Neenah’s control, such as acts of terrorism.

Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither SWM nor Neenah undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SWM’s and Neenah’s most recent annual reports on Form 10-K for the year ended December 31, 2021, quarterly reports on Form 10-Q for the period ended March 31, 2022, and any material updates to these factors contained in any of SWM’s and Neenah’s future filings with the SEC.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Notice of Trading Blackout Period Related to 401(k) Plan dated July 1, 2022
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.

By:	/s/ Noah Benz
Name: Noah Benz
Title: Executive Vice President, General Counsel and Secretary

Date: July 1, 2022

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